UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2011

ZAYO GROUP, LLC
 (Exact name of registrant as specified in its charter)

Delaware	333-169979	26-201259
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Centennial Parkway, Suite 200, Louisville, CO	80027
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 381-4683

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 — Regulation FD

Item 7.01	Regulation FD Disclosure
On October 7, 2011, Zayo Group, LLC (“Zayo,” the ”Company” or “we”) issued a filing on Form 8-K announcing its entrance into a Stock Purchase Agreement (the “Agreement”) to acquire 100 percent of the outstanding capital stock of 360networks Holdings (USA) Inc. (“360networks”). In conjunction with the Agreement, the Company has obtained a commitment from lenders to fund a $295.0 million senior secured credit facility (the “Facility”) to partially fund the $345.0 million acquisition. RBC Capital Markets, Barclays Capital, Inc. and SunTrust Bank, Inc. (collectively the “Lead Arrangers”), in their capacity as Lead Arrangers of the Facility, anticipate distributing marketing materials to potentials investors in the Facility. The Lead Arrangers intend to communicate to potential investors certain financial data of 360networks which has not been made publically available. The Company is issuing this filing on Form 8-K in order to make publically available the financial information of 360networks which may be used by the Lead Arrangers in their marketing material for purposes of soliciting potential investors in the Facility.
The consolidated financial statements of 360networks Corporation are attached to this filing as exhibit 99.1. The Agreement is to acquire 100 percent of the outstanding capital stock of 360networks which is a subsidiary of 360networks Corporation. Upon the closing of the acquisition, the Company would acquire substantially all of the operating assets of 360networks Corporation, however, there are certain non-operating assets which are included in the attached consolidated financial statements of 360networks Corporation which will not be acquired by the Company. These non-operating assets include, but are not limited, to the $58.4 million restricted and non-restricted investment balance held by 360networks Corporation as of December 31, 2010. Additionally, 360networks Corporation’s historical results include the operating results generated by its Voice over Internet Protocol (“VoIP”) product offerings. Upon the closing of the acquisition, Zayo intends to spin-off the components of 360networks which support the VoIP business to the Company’s parent — Zayo Group Holdings, Inc. For these and other reasons, the historical operating results of 360networks Corporation are not indicative of expected future results of operations which the Company would realize subsequent to closing the acquisition.
The consolidated financial statements of 360networks Corporation as of and for the years ended December 31, 2011 and 2010, attached as exhibit 99.1, were prepared by management of 360networks as of July 13, 2011 and the litigation and subsequent event disclosures as addressed in footnote 15 — Commitments and Contingencies and footnote 16 — Subsequent Events, have not been updated for events that has occurred from that date to the date of this filing on Form 8-K. The following discussion acts as an update to these footnote disclosures.
As further discussed in exhibit 99.1 under footnote 15 — Commitments and Contingencies — Contingent Liability —Preference Recoveries, as of December 31, 2010, 360networks Corporation had a contingent liability related to two adversary proceedings filed against 360networks (USA) inc. (“360USA”). The first adversary proceeding captioned Steven J. Reisman, As Post Confirmation Representative of the Chapter 11 Estates of 360networks (USA) inc. vs. 360networks (USA) inc., Bankr. S.D.N.Y Adv. Pro. No. 10-02792 (ALG) (the “Reisman Action”) was filed on February 1, 2010, seeking restitution to recover $16.1 million in payments made to 360USA. A second adversary proceeding captioned Gowan v. 360networks (USA) inc., Bankr. S.D.N.Y. Adv. Pro. No. 10-03904 (SMB) (the “DLLP Action”) was filed October 18, 2010, and sought to recover $11.9 million in alleged preference payments from 360USA. Both the Reisman Action and DLLP Action were settled pursuant to a tripartite settlement agreement (the “Settlement”) dated August 4, 2011, that was subsequently approved by the courts in both the Reisman Action and the DLLP Preference Action. Pursuant to the Settlement, on October 25, 2011, 360USA paid $5,325,000 to the representative in the Reisman Action and $2,875,000 to the trustee in the DLLP Action. The Reisman Action was then dismissed with prejudice on October 31, 2011 and dismissal with prejudice of the DLLP Action is expected within the next 10 days of the date of this filing on Form 8-k. 360networks recognized other income of $3.02M in October as a result of these settlements.
This filing is not intended to fulfill the Company’s requirements to file with the SEC the financial statements of businesses acquired or to be acquired under Article 3-05 of Regulation S-X. The Company intends to file the pre-acquisition audited financial statements required by Article 3-05 of Regulation S-X and any required pro-forma financial information required by Article 11 of Regulation S-X at a later date.

Select financial information of 360networks Corporation covering the six months ended June 30, 2011 has been attached to this filing as exhibit 99.2. The information in exhibit 99.2 is unaudited and un-reviewed and as such is subject to change and is not indicative of expected future results of operations of the Company subsequent to the closing of the acquisition for the reasons described above.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits. The following exhibit is furnished with this Form 8-K:

Exhibit No.	Description
99.1	Consolidated Financial Statements of 360networks Corporation as of and for the years ended December 31, 2010 and 2009.
99.2	Select financial information of 360networks Corporation as of and for the six months ended June 30, 2011.
The information contained under Item 7.01 and 9.01 of this filing on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.
Portions of this report may constitute “forward-looking statements” as defined by federal law. Although the Company believes any such statements are based on reasonable assumptions, there is no assurance that actual outcomes will not be materially different. Additional information about issues that could lead to material changes in the Company’s performance is contained in the Company’s filings with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances after the date hereof.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAYO GROUP, LLC
By:	/s/ Ken desGarennes
Ken desGarennes
Chief Financial Officer

DATED: November 3, 2011

EXHIBIT INDEX

Exhibit No.	Description
99.1	Consolidated Financial Statements of 360networks Corporation as of and for the year ended December 31, 2010 and 2009.
99.2	Select financial information of 360networks Corporation as of and for the six months ended June 30, 2011.